AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES 1 1
2. AMENDMENT/MODIFICATION NO. 0001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE HHS HHS/OS/ASPR/BARDA 330 Independence Ave, SW Room G640 Washington DC 20201		7. ADMINISTERED BY (If other than Item 6) CODE HHS HHS/OS/ASPR/BARDA 330 Independence Ave, SW Room G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	
CLEVELAND BIOLABS, INC. 202190 CLEVELAND BIOLABS, INC. 73 HIG 73 HIGH ST BUFFALO NY 14203-1149		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200800059C
CODE 202190 FACILITY CODE		10B. DATED (SEE ITEM 13) 09/16/2008

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
Not applicable

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 136769820
LIST OF CHANGES:
Total Amount for this Modification: $0.00
This modification makes no changes in the dollar amounts under the contract.
Contracting Officer changed
from DAVID K BECK
to GLYNIS M FISHER
Telephone number: (202) 260-1880
Email address: glynis.fisher@hhs.gov
Postal mailing address is unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
John A. Marhofer, Jr CFO		David K. Beck	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 9/15/09	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 6/24/09

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243